--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 3, 2002


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


             0-19285                                      88-0228636

    (Commission File Number)                  (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                            85260
(Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 9.       Regulation FD Disclosure

On December 3, 2002, Allied Waste Industries, Inc. ("Allied" or "Company") issued the following press release.

Contact:  Michael Burnett
Vice President, Investor Relations
480-627-2785


                                                         FOR IMMEDIATE RELEASE
                                                         ---------------------


            ALLIED WASTE FILES UNIVERSAL SHELF REGISTRATION STATEMENT
                AND PROXY STATEMENT TO INCREASE AUTHORIZED SHARES


Scottsdale, AZ - December 3, 2002 - Allied Waste Industries, Inc. (NYSE: AW) today announced it has filed with the Securities and Exchange Commission ("SEC") a Form S-3 universal shelf registration statement for the issuance of a variety of securities. The company also filed with the SEC a proxy statement notifying shareholders of a proposal to increase the number of Allied's authorized common shares.

Upon being declared effective by the SEC, the universal shelf registration statement would allow Allied to issue, from time to time, up to $2 billion of debt and equity securities, subject to market conditions and the company's capital needs. Allied does not currently have an active shelf registration statement.

Once the proxy statement is declared effective by the SEC, the Allied Waste Board of Directors will recommend Allied shareholders approve the amendment to the Restated Certificate of Incorporation of Allied Waste to increase the number of authorized common shares from 300 million to 525 million shares. Allied currently has approximately 12 million shares available for issuance.

"These are prudent steps to provide the Company with flexibility in the marketplace," said Thomas W. Ryan, Allied Waste Executive Vice President and CFO. "We currently are not, however, contemplating any specific capital markets transactions."

A registration statement on Form S-3 relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This news release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of the securities under the securities laws of any such state.

Separately, the company will be meeting with investors over the coming week and affirming its comfort with its previously communicated year 2002 financial expectations which includes the following:

o EBITDA (earnings before interest, taxes, depreciation and amortization) for the year ended December 31, 2002 is expected to be approximately $1.75 billion.

o Free cash flow for the year ended December 31, 2002 is expected to be approximately $350 million. Free cash flow is defined as EBITDA plus other non-cash charges, less cash interest, cash taxes, capital expenditures, closure, post-closure and environmental expenditures and further adjusted for non-acquisition related changes in working capital.

o Total debt at December 31, 2002 is expected to be below $8.95 billion.

The company expects to comment on expectations for 2003 in connection with its fourth quarter 2002 earnings release in February 2003.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of September 30, 2002, the Company operated 343 collection companies, 174 transfer stations, 168 active landfills and 65 recycling facilities in 39 states.

Safe Harbor for Forward-Looking Statements

Certain matters discussed in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the Company's future plans, objectives or goals. These statements include: (a) statements regarding EBITDA for 2002 of approximately $1.75 billion; (b) statements regarding the generation of approximately $350 million of free cash flow in 2002; and (c) statements relating to reduction of the Company's debt balance to under $8.950 billion by the end of 2002.

These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation, (1) continuing weakness in the U.S. economy in 2002 may cause a decline in the demand for the Company's services (particularly in the commercial and industrial sectors), a decline in the price of commodities sold by the Company, increased competitive pressure on pricing and generally make it more difficult for the Company to predict economic trends; (2) the Company may be impeded in the successful integration of acquired businesses and its market development efforts; (3) a change in interest rates or a reduction in the Company's cash flow could impair the Company's ability to service and reduce its debt obligations; (4) volatility in interest rates may, among other things, affect earnings due to possible mark to market changes on certain interest rate hedges;
(5) divestitures by the Company may not raise funds exceeding financing needed for acquisitions in 2002; and (6) severe weather conditions could impair the Company's operating results.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2001. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                          ALLIED WASTE INDUSTRIES, INC.

                             By: /s/ THOMAS W. RYAN
              ---------------------------------------------------------
                                 Thomas W. Ryan
              Executive Vice President and Chief Financial Officer
                          (Principal Financial Officer)




Date:  December 3, 2002